UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2007
GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota (Mail: P.O. Box 1113)	55426 (Mail: 55440)

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (763) 764-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 17, 2007, General Mills, Inc. (the “Company”) agreed to sell $500,000,000 aggregate principal amount of its Floating Rate Notes due 2010 (the “Floating Rate Notes”) and $1,000,000,000 aggregate principal amount of its 5.70% Notes due 2017 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”) pursuant to an Underwriting Agreement, dated January 17, 2007 (the “Underwriting Agreement”), among the Company, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (the “Indenture”), between the Company and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association), as Trustee, and (i) the Officers’ Certificate and Authentication Order, dated January 24, 2007, relating to the Fixed Rate Notes and (ii) the Officers’ Certificate and Authentication Order, dated January 24, 2007, relating to the Floating Rate Notes (together, the “Officers’ Certificates”), in each case pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, by Registration Statements on Form S-3 (Nos. 333-116779 and 333-75808). The sale of the Notes is expected to close on January 24, 2007.
The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificates and the opinion of Siri S. Marshall with respect to the validity of the Notes.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1	Underwriting Agreement, dated January 17, 2007, among the Company, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc.

4.1	Officers’ Certificate and Authentication Order, dated January 24, 2007, for the Floating Rate Notes due 2010 (which includes the form of Floating Rate Note) issued pursuant to the Indenture.

4.2	Officers’ Certificate and Authentication Order, dated January 24, 2007, for the 5.70% Notes due 2017 (which includes the form of Fixed Rate Note) issued pursuant to the Indenture.

5	Opinion of Siri S. Marshall, Esq.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 24, 2007

GENERAL MILLS, INC.
By:	/s/ James A. Lawrence
	Name:	James A. Lawrence
	Title:	Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

1	Underwriting Agreement, dated January 17, 2007, among the Company, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc.

4.1	Officers’ Certificate and Authentication Order, dated January 24, 2007, for the Floating Rate Notes due 2010 (which includes the form of Floating Rate Note) issued pursuant to the Indenture.

4.2	Officers’ Certificate and Authentication Order, dated January 24, 2007, for the 5.70% Notes due 2017 (which includes the form of Fixed Rate Note) issued pursuant to the Indenture.

5	Opinion of Siri S. Marshall, Esq.